AHA Investment Funds
                           Series of CNI Charter Funds

                           Institutional Class Shares
                                 Class A Shares



    Supplement dated October 17, 2007 to Prospectuses dated January 31, 2007

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Class A Shares Re-Designated as Class N Shares
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Effective immediately, the designation of the Class A shares of AHA Limited
Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund is changed to Class N. All references to "Class A" in the Class A prospectus should be replaced with "Class N." There are no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Reorganization of Boyd Watterson Asset Management, LLC
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Please reference the sections on Boyd Watterson Asset Management, LLC on page 18 of the Class A Prospectus and page 22 of the Institutional Class Prospectus.

Boyd Watterson Asset Management, LLC ("Boyd Watterson"), which currently serves as sub-advisor to a portion of the AHA Full Maturity Fixed Income Fund (the "Full Maturity Fund"), has reorganized. Boyd Watterson is now owned by members of its management.

David M. Dirk and James R. Shirak now have primary responsibility for managing Boyd Watterson's portion of the Full Maturity Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.